Commitments and Contingencies (Details) - USD ($)	8 Months Ended	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2020
Commitments and Contingencies (Details) [Line Items]
Deferred underwriting commissions	$ 10,924,117
Underwriting Agreement [Member]
Commitments and Contingencies (Details) [Line Items]
Underwriting discount description		the underwriters were entitled to an underwriting discount of $0.20 per unit, or $5.96 million in the aggregate, paid upon closing of the Public Offering. An additional fee of approximately $282,000 in the aggregate was due in connection with the closing of the sale of the Over-allotment Units.
Price per unit		$ 0.35
Deferred underwriting commissions	$ 10,900,000